UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2013

ECO-TEK GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54507	68-0679096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15-65 Woodstream Blvd.
Woodbridge, Ontario, Canada
L4L 7X6
 (Address of principal executive offices)

Telephone: (877) 275-2545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 1, 2013, the Board of Directors of Eco-Tek Group, Inc. (the “Company”) dismissed the accounting firm of DNTW Chartered Accountants, LLP (“DNTW”), as its independent registered public accounting firm. On the same date, November 1, 2013, MaloneBailey, LLP (“MaloneBailey”) was engaged as the Company's new independent registered public accounting firm. The Board of Directors of the Company approved the dismissal of DNTW and the engagement of MaloneBailey.  As described below, MaloneBailey previously served as the Company’s independent registered public accounting firm prior to the engagement of DNTW and is now reassuming those duties.

DNTW was engaged as the Company’s independent registered public accounting firm on December 28, 2012, when the Board of Directors dismissed MaloneBailey, as the Company’s independent registered public accounting firm, and appointed DNTW.

DNTW provided a report a report on the Company’s financial statements during the two most recent fiscal years ended December 31, 2012.

During the period from December 28, 2012, the date of engagement of DNTW, through the date of dismissal, there were no disagreements with DNTW whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to DNTW's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with a report on the Company's financial statements.

MaloneBailey was previously engaged as the Company’s independent registered public accounting firm on March 1, 2012, when the Board of Directors dismissed GBH CPAs, PC, as the Company’s independent registered public accounting firm and appointed MaloneBailey.

MaloneBailey did not provide a report on the Company’s financial statements during the time period they were engaged.

During the period from March 1, 2012, the date of engagement of MaloneBailey, through the date of dismissal on December 28, 2012, there were no disagreements with MaloneBailey whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MaloneBailey 's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with a report on the Company's financial statements.

The report of GBH CPAs, PC on the Company's financial statements for the period from April 10, 2007 (inception) through June 30, 2011 (the Company’s prior year end, having amended its year end from June 30th to December 30th, effective June 27, 2012), did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements for the fiscal year ended June 30, 2011 included a going concern qualification in the Company's audited financial statements.

During the period from April 10, 2007 (inception) through June 30, 2011, and the subsequent interim periods thereto, through March 1, 2012, there were no disagreements with GBH CPAs, PC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to GBH CPAs, PC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years or the subsequent interim period through November 1, 2013.

Subsequent to the dismissal of MaloneBailey on December 28, 2012, and prior to reengaging MaloneBailey on October 17, 2013, neither the Company, nor anyone on its behalf, consulted MaloneBailey regarding (i) either the application of accounting principles to a specified transaction, completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by MaloneBailey that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company has requested that DNTW furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is attached as Exhibit 16.1.

The Company previously requested that MaloneBailey and GBH CPAs, PC, furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agreed with statements regarding their dismissal. Such letters are incorporated by reference as Exhibit 16.2 and 16.3, respectively, hereto.

ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit #	Description of Exhibit

16.1*	Letter from DNTW Chartered Accountants, LLP dated November 11, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

16.2(1)	Letter from MaloneBailey, LLP dated December 31, 2012, to the Securities and Exchange Commission

16.2(2)	Letter from GBH CPAs, PC dated March 5, 2012, to the Securities and Exchange Commission

* Filed herewith.

(1) Filed as an exhibit to the Form 8-K filed by the Company on December 31, 2012, and incorporated herein by reference.

(2) Filed as an exhibit to the Form 8-K filed by the Company on March 6, 2012, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECO-TEK GROUP, INC.

DATED: November 12, 2013	By: /s/ Stephen W. Tunks
Stephen W. Tunks
President

EXHIBIT INDEX
Exhibit #	Description of Exhibit

16.1*	Letter from DNTW Chartered Accountants, LLP dated November 11, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

16.2(1)	Letter from MaloneBailey, LLP dated December 31, 2012, to the Securities and Exchange Commission

16.2(2)	Letter from GBH CPAs, PC dated March 5, 2012, to the Securities and Exchange Commission

* Filed herewith.

(1) Filed as an exhibit to the Form 8-K filed by the Company on December 31, 2012, and incorporated herein by reference.

(2) Filed as an exhibit to the Form 8-K filed by the Company on March 6, 2012, and incorporated herein by reference.